UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 315-4600

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 22, 2021, Frequency Therapeutics, Inc. (the “Company”) posted an updated corporate slide presentation in the “Investors & Media” portion of its website at www.frequencytx.com. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On September 22, 2021, the Company announced that four additional sensorineural hearing loss (“SNHL”) subjects from its FX-322-111 open-label study achieved statistically significant hearing improvements when evaluated 8 to 12 months following initial dosing.

Including the five initial responders, there are now a total of nine subjects that participated in the FX-322-111 study (n=32) that have been shown to have statistically significant improvements in word recognition scores, a key measure of speech perception, at time points between 90 days and one year.

These new results suggest that the hearing of individuals administered with a single dose of FX-322 may improve over extended periods. The longer-term measures of their treated ear demonstrated word recognition score improvements when compared to pre-treatment baseline levels and no significant changes were detected in their untreated ears. Of the five subjects that had a statistically significant response at day-90, the four that returned for evaluation had scores that remained above their baseline word recognition measures, though were below the threshold for statistical significance. The Company plans to assess individuals treated in its other studies to evaluate if those subjects may have experienced these longer-term benefits.

FX-322 is the Company’s lead product candidate for the treatment of acquired SNHL, which is the primary cause of more than 90 percent of all cases of hearing loss. FX-322 is designed to regenerate auditory sensory hair cells located in the cochlea within the inner ear and to potentially restore hearing in individuals with SNHL.

The FX-322-111 study is an open-label, multi-center, single-dose trial designed to evaluate the impact of FX-322 injection conditions on tolerability, as well as key measures of hearing benefit. In the study, subjects with mild to severe SNHL (n=33) were injected in one ear with FX-322, with the untreated ear serving as the control. Hearing function was tested in 32 subjects (one subject did not finish the study) over the course of 90 days following dosing. Twenty-five subjects were subsequently evaluated at 8-12 months following FX-322 dosing, with four subjects that had shown improvement trends in word recognition scores at day-90 reaching statistically significant scores when tested at the later time points.

Subjects in the study had an array of hearing loss etiologies, including sudden SNHL, noise-induced SNHL and idiopathic SNHL. Additionally, the subjects ranged in severity from mild to severe. The single dose had a favorable safety profile and both injection conditions were well tolerated. Based on the overall learnings from the multiple FX-322 learning studies, the Company plans to initiate a new FX-322 Phase 2 trial in the fourth quarter of this year to evaluate the impact of single-dose FX-322 administration in a refined population of individuals with SNHL.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the initiation, timing and design of the new Phase 2 trial of FX-322, the interpretation and implications of the results of the FX-322-111 study as well as the results from the follow-up to the FX-322-111 study, the plan to assess individuals in earlier trials for longer-term benefits, and the treatment potential of FX-322.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities; the Company’s business and financial markets; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; the Company’s need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the Company’s PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability or intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 12, 2021 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relates to Item 7.01, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Frequency Therapeutics, Inc. Corporate Slide Presentation as of September 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: September 22, 2021	By:	/s/ David L. Lucchino
Name: David L. Lucchino
Title: President and Chief Executive Officer